UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

TAKUNG ART CO., LTD

(Exact name of Registrant as specified in its charter)

Delaware	001-38036	26-4731758
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 709 Tower 2 , Admiralty Centre, 18 Harcourt Road, Admiralty, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TKAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Takung Art Co., Ltd. (the “Company”) held on December 28, 2021, the Company’s stockholders voted on the matters described below.

1. The Company’s stockholders elected three directors, each to serve until the 2022 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Withheld
Doug Buerger	5,373,176	27,850
Tak Ching (Anthony) Poon	5,369,731	31,295
Ronggang (Jonathan) Zhang	5,371,088	29,938

There were 2,000,066 broker non-votes with respect to the election of each director. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2. The Company’s stockholders ratified the selection of WWC, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Abstentions
7,056,020	305,173	39,899

There were no broker non-votes on the proposal to ratify the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2021.

3. The Company’s stockholders conducted an advisory vote on executive compensation. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Abstentions
5,344,590	54,761	1,675

There were no broker non-votes on the proposal to conduct an advisory vote on executive compensation.

4. The Company’s stockholders approved the amended 2015 incentive stock plan of the Company. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Abstentions
5,326,899	69,742	4,385

There were 2,000,066 broker non-votes with respect to the approval of the amended 2015 incentive stock plan of the Company. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2021

Takung Art Co., Ltd

/s/ Kwok Leung Paul Li
Name: Kwok Leung Paul Li
Title: Chief Executive Officer